UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     July 8, 2003



                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                           1-9532                  13-1964841
(State or other jurisdiction    (Commission       (IRS Employer Identification
 of Incorporation)              File Number)                 Number)




150 Marcus Boulevard, Hauppauge, New York                       11788
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:           (631) 231-7750



                                      NONE
          (Former name or former address, if changed since last report)






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Item 2. Acquisition or Disposition of Assets

     Pursuant to a First Amended and Restated Stock and Asset Purchase Agreement, dated as of June 2, 2003 (the "Agreement"), by and among Recoton Audio Corporation, Recoton Home Audio, Inc., Recoton Mobile Electronics, Inc., Recoton International Holdings, Inc. ("RIH"), Recoton Corporation and Recoton Canada Ltd. (collectively, the "Sellers") , JAX Assets Corp. ("Buyer") and Audiovox Corporation ("Registrant"), as guarantor, on July 8, 2003, Buyer, a wholly owned subsidiary of Registrant, closed on the acquisition of audio assets of certain Sellers (the "Assets") and the shares of RIH (the "Stock"). The Assets consist of the brand names Jensen, Accoustic Research and Advent and substantially all of the audio inventory, accounts receivable and other assets of certain Sellers. The Stock consists of all the issued and outstanding shares of RIH, the sole shareholder of Recoton German Holdings GmbH.

     Seller used the Assets in connection with its worldwide audio electronics distribution business and Registrant intends to continue to use the Assets substantially for the same purpose.

     There is no material relationship between Seller and Registrant, any of its affiliates, any director or officer of Registrant, or any associate of any director or officer.

     Registrant purchased the Assets and Stock from Sellers for approximately $40,000,000 (the "Cash Purchase Price") subject to post-closing adjustment for inventory and accounts receivable balances. In addition, Registrant assumed $5,000,000 in debt related to the acquisition of the Stock in RIH. The Cash Purchase Price was paid by Registrant out of working capital and Registrant expects that an adverse post-closing adjustment to the Cash Purchase Price, if any, will also be paid from working capital.



Item 7. Financial Statements, Proforma Financial Information and Exhibits

     (a)  Financial statements of businesses acquired:

          It is not practicable to file the required audited and unaudited historical financial statements at this time. Accordingly, pursuant to
          Item 7(a)(4) of Form 8-K, Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than September 21, 2003.





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     (b)  Pro forma financial information:

          It is not practicable to file the required pro forma financial information at this time. Accordingly, pursuant to Item 7(b)(2) of Form 8-K, Registrant will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than September 21, 2003.

     (c)  Exhibits:

          2.1 First Amended and Restated Stock and Asset Purchase Agreement made and entered into as of June 2, 2003














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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AUDIOVOX CORPORATION




Dated:  July 23, 2003                 By:s/ Charles M.  Stoehr
                                         --------------------------------------
                                            Charles M.  Stoehr
                                            Senior Vice President and Chief
                                             Financial Officer





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